Exhibit 99.1
FOR IMMEDIATE RELEASE
April 25, 2024
For further information contact:
Craig L. Montanaro, President and Chief Executive Officer, or
Keith Suchodolski, Senior Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES THIRD QUARTER FISCAL 2024 RESULTS
AND DECLARATION OF CASH DIVIDEND

Fairfield, N.J., April 25, 2024 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended March 31, 2024 of $7.4 million, or $0.12 per diluted share, compared to a net loss of $13.8 million, or $0.22 per diluted share, for the quarter ended December 31, 2023. The net loss for the quarter ended December 31, 2023 was impacted by various non-recurring items, as previously disclosed.

The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.11 per share, payable on May 22, 2024, to stockholders of record as of May 8, 2024.

Craig L. Montanaro, President and Chief Executive Officer, commented, “Once again uncertainty remains on the forefront of conversations taking place on Main Street and on Wall Street. As a company we manage through such challenging periods by staying true to our guiding principles, which have endured since our founding 140 years ago this month: prudent risk management, conservative posturing and an unwavering commitment to our depositors, borrowers, employees and communities.”

Mr. Montanaro continued, “Despite the media speculation surrounding commercial real estate lending in general, and multifamily lending specifically, we maintain a low loan-to-value, low-vacancy, well-diversified commercial loan portfolio with a long history of outstanding credit performance. We subject each loan to intense scrutiny at underwriting, and on an ongoing basis, and maintain peer-leading levels of commercial loan allowance coverage and regulatory capital, as represented by our 14.7% Common Equity Tier 1 capital ratio.”

Balance Sheet
•Total assets were $7.84 billion at March 31, 2024, a decrease of $55.9 million, or 0.7%, from December 31, 2023.
•Investment securities totaled $1.24 billion at March 31, 2024, a decrease of $47.8 million, or 3.7%, from December 31, 2023.
•Loans receivable totaled $5.76 billion at March 31, 2024, an increase of $12.7 million, or 0.2%, from December 31, 2023.
•Bank-owned life insurance (“BOLI”) totaled $296.5 million at March 31, 2024, an increase of $40.4 million, or 15.8%, from December 31, 2023. The increase for the quarter was largely attributable to the completion of the BOLI restructure initiated in the prior comparative period.
•Deposits were $5.21 billion at March 31, 2024, a decrease of $110.6 million, or 2.1%, from December 31, 2023. Excluding a decrease of $50.2 million in brokered certificates of deposits, deposits decreased $60.4 million, or 1.2%, from December 31, 2023. This decrease in non-brokered deposits was driven by a $48.4 million decline in retail certificates of deposits and a $15.7 million decline in consumer savings deposits, partially offset by growth in other deposit categories.
•Borrowings were $1.72 billion at March 31, 2024, an increase of $55.1 million, or 3.3%, from December 31, 2023.
•At March 31, 2024, the Company maintained available secured borrowing capacity of $1.81 billion, of which $1.47 billion was immediately accessible via in-place collateral and $336.7 million represented the market value of unpledged securities.

Earnings
Net Interest Income and Net Interest Margin
•Net interest margin contracted 5 basis point to 1.89% for the quarter ended March 31, 2024. The decrease for the quarter was driven by an increase in the cost of interest-bearing deposits and a decrease in the average balance of interest-earning assets, partially offset by a higher yield on interest-earning assets and a decrease in the cost of interest-bearing borrowings.
•For the quarter ended March 31, 2024, net interest income decreased $1.5 million to $34.3 million from $35.8 million for the quarter ended December 31, 2023. Included in net interest income for the quarters ended March 31, 2024 and December 31, 2023, respectively, was purchase accounting accretion of $734,000 and $640,000, and loan prepayment penalty income of $61,000 and $185,000.
Non-Interest Income
•Non-interest income increased $20.2 million to income of $4.2 million for the quarter ended March 31, 2024, from a loss of $16.0 million for the quarter ended December 31, 2023. The increase was primarily attributable to a pre-tax loss of $18.1 million related to the investment securities portfolio repositioning executed during the prior comparative period.
•Income from BOLI increased $1.8 million to $3.0 million for the quarter ended March 31, 2024 from $1.2 million for the quarter ended December 31, 2023. BOLI income included a $631,000 non-recurring payment on one life insurance policy in the current period, while BOLI income was reduced by non-recurring exchange charges of $573,000 in the prior comparative period. Excluding these non-recurring items, BOLI income improved by $673,000 resulting from the previously mentioned BOLI restructure.
•Loss on sale of loans was $712,000 for the quarter ended March 31, 2024 compared to a gain on sale of loans of $104,000 for the quarter ended December 31, 2023. The loss in the current period was the result of the sale of three related nonperforming commercial real estate loans held-for-sale.
Non-Interest Expense
•For the quarter ended March 31, 2024, non-interest expense decreased $708,000, or 2.4%, to $29.1 million from $29.8 million for the quarter ended December 31, 2023, primarily driven by a decrease in salary and benefits expense and other expense.
•Salary and benefits expense decreased $371,000 primarily attributable to a non-recurring decrease of $679,000 in stock-based compensation, partially offset by an increase of $374,000 in payroll taxes associated with the start of the new calendar year.
•Other expense decreased $522,000 primarily driven by a $637,000 decrease in OREO expense following the sale of the Company’s sole OREO asset, partially offset by an increase of $288,000 in the provision for credit losses on off balance sheet commitments.
Income Taxes
•Income tax expense totaled $1.7 million for the quarter ended March 31, 2024 compared to $1.8 million for the quarter ended December 31, 2023. The decrease in income tax expense was largely due to the discrete tax expense associated with the BOLI restructure recognized in the prior comparative period, partially offset by higher pre-tax income, due primarily to realized losses on the sale of securities in the prior comparative period.

Asset Quality
•The balance of non-performing assets decreased $10.2 million to $39.5 million, or 0.50% of total assets, at March 31, 2024, from $49.8 million, or 0.63% of total assets, at December 31, 2023. This decrease was driven by the January 2024 sale of three related non-performing commercial real estate loans held-for-sale and the Company’s sole OREO asset.
•Net charge-offs totaled $286,000, or 0.02% of average loans, on an annualized basis, for the quarter ended March 31, 2024, compared to $4.1 million, or 0.29% of average loans, on an annualized basis, for the quarter ended December 31, 2023.
•For the quarter ended March 31, 2024, the Company recorded a provision for credit losses of $349,000, compared to $2.1 million for the quarter ended December 31, 2023. The provision for credit loss expense for the quarter ended March 31, 2024 was primarily driven by loan growth.
•The allowance for credit losses (“ACL”) was $44.9 million, or 0.78% of total loans, at March 31, 2024 and unchanged from December 31, 2023.
Capital
•For the quarter ended March 31, 2024, book value per share increased $0.02, or 0.2%, to $13.18 while tangible book value per share increased $0.02, or 0.2%, to $9.87.
•At March 31, 2024, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $95.0 million, partially offset by after-tax unrealized gains on derivatives of $31.3 million. After-tax net unrecognized losses on securities held to maturity of $11.4 million were not reflected in total stockholders’ equity.
•At March 31, 2024, the Company’s tangible equity to tangible assets ratio equaled 8.34% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q3 2024 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2024	December 31, 2023	Variance or Change	Variance or Change Pct.
Assets
Cash and cash equivalents	$71,027	$73,860	$(2,833)	-3.8%
Securities available for sale	1,098,655	1,144,175	(45,520)	-4.0%
Securities held to maturity	139,643	141,959	(2,316)	-1.6%
Loans held-for-sale	4,117	14,030	(9,913)	-70.7%
Loans receivable	5,758,336	5,745,629	12,707	0.2%
Less: allowance for credit losses on loans	(44,930)	(44,867)	63	0.1%
Net loans receivable	5,713,406	5,700,762	12,644	0.2%
Premises and equipment	45,053	45,928	(875)	-1.9%
Federal Home Loan Bank stock	81,347	83,372	(2,025)	-2.4%
Accrued interest receivable	31,065	30,258	807	2.7%
Goodwill	210,895	210,895	—	—%
Core deposit intangible	2,057	2,189	(132)	-6.0%
Bank owned life insurance	296,493	256,064	40,429	15.8%
Deferred income taxes, net	47,225	46,116	1,109	2.4%
Other real estate owned	—	11,982	(11,982)	-100.0%
Other assets	100,989	136,242	(35,253)	-25.9%
Total assets	$7,841,972	$7,897,832	$(55,860)	-0.7%

Liabilities
Deposits:
Non-interest-bearing	$586,089	$584,130	$1,959	0.3%
Interest-bearing	4,622,961	4,735,500	(112,539)	-2.4%
Total deposits	5,209,050	5,319,630	(110,580)	-2.1%
Borrowings	1,722,178	1,667,055	55,123	3.3%
Advance payments by borrowers for taxes	17,387	16,742	645	3.9%
Other liabilities	44,279	46,427	(2,148)	-4.6%
Total liabilities	6,992,894	7,049,854	(56,960)	-0.8%

Stockholders' Equity
Common stock	644	645	(1)	-0.2%
Paid-in capital	493,187	493,297	(110)	—%
Retained earnings	440,308	439,755	553	0.1%
Unearned ESOP shares	(21,402)	(21,889)	487	2.2%
Accumulated other comprehensive loss	(63,659)	(63,830)	171	0.3%
Total stockholders' equity	849,078	847,978	1,100	0.1%
Total liabilities and stockholders' equity	$7,841,972	$7,897,832	$(55,860)	-0.7%

Consolidated capital ratios
Equity to assets	10.83%	10.74%	0.09%
Tangible equity to tangible assets (1)	8.34%	8.26%	0.08%

Share data
Outstanding shares	64,437	64,445	(8)	—%
Book value per share	$13.18	$13.16	$0.02	0.2%
Tangible book value per share (2)	$9.87	$9.85	$0.02	0.2%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	March 31, 2024	December 31, 2023
Interest income
Loans	$64,035	$63,384	$651	1.0%
Taxable investment securities	15,490	16,756	(1,266)	-7.6%
Tax-exempt investment securities	85	84	1	1.2%
Other interest-earning assets	2,475	2,401	74	3.1%
Total interest income	82,085	82,625	(540)	-0.7%

Interest expense
Deposits	32,320	30,340	1,980	6.5%
Borrowings	15,446	16,446	(1,000)	-6.1%
Total interest expense	47,766	46,786	980	2.1%
Net interest income	34,319	35,839	(1,520)	-4.2%
Provision for credit losses	349	2,105	(1,756)	-83.4%
Net interest income after provision for credit losses	33,970	33,734	236	0.7%

Non-interest income
Fees and service charges	657	624	33	5.3%
Loss on sale and call of securities	—	(18,135)	18,135	100.0%
(Loss) gain on sale of loans	(712)	104	(816)	-784.6%
Loss on other real estate owned	—	(974)	974	100.0%
Income from bank owned life insurance	3,039	1,162	1,877	161.5%
Electronic banking fees and charges	464	396	68	17.2%
Other income	755	811	(56)	-6.9%
Total non-interest income	4,203	(16,012)	20,215	126.2%

Non-interest expense
Salaries and employee benefits	16,911	17,282	(371)	-2.1%
Net occupancy expense of premises	2,863	2,674	189	7.1%
Equipment and systems	3,823	3,814	9	0.2%
Advertising and marketing	387	301	86	28.6%
Federal deposit insurance premium	1,429	1,495	(66)	-4.4%
Directors' compensation	360	393	(33)	-8.4%
Other expense	3,286	3,808	(522)	-13.7%
Total non-interest expense	29,059	29,767	(708)	-2.4%
Income (loss) before income taxes	9,114	(12,045)	21,159	175.7%
Income taxes	1,717	1,782	(65)	-3.6%
Net income (loss)	$7,397	$(13,827)	$21,224	153.5%

Net income (loss) per common share (EPS)
Basic	$0.12	$(0.22)	$0.34
Diluted	$0.12	$(0.22)	$0.34

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$6,844	$6,882	$(38)
Dividend payout ratio	92.5%	-49.8%	142.3%

Weighted average number of common shares outstanding
Basic	62,205	62,299	(94)
Diluted	62,211	62,367	(156)

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	March 31, 2024	December 31, 2023
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,752,477	$5,726,321	$26,156	0.5%
Taxable investment securities	1,382,064	1,509,165	(127,101)	-8.4%
Tax-exempt investment securities	14,614	15,025	(411)	-2.7%
Other interest-earning assets	125,155	139,740	(14,585)	-10.4%
Total interest-earning assets	7,274,310	7,390,251	(115,941)	-1.6%
Non-interest-earning assets	577,411	554,335	23,076	4.2%
Total assets	$7,851,721	$7,944,586	$(92,865)	-1.2%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,378,831	$2,301,169	$77,662	3.4%
Savings	635,226	664,926	(29,700)	-4.5%
Certificates of deposit	1,705,513	1,824,316	(118,803)	-6.5%
Total interest-bearing deposits	4,719,570	4,790,411	(70,841)	-1.5%
Borrowings:
Federal Home Loan Bank advances	1,428,801	1,513,497	(84,696)	-5.6%
Other borrowings	210,989	142,283	68,706	48.3%
Total borrowings	1,639,790	1,655,780	(15,990)	-1.0%
Total interest-bearing liabilities	6,359,360	6,446,191	(86,831)	-1.3%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	581,870	597,294	(15,424)	-2.6%
Other non-interest-bearing liabilities	65,709	62,387	3,322	5.3%
Total non-interest-bearing liabilities	647,579	659,681	(12,102)	-1.8%
Total liabilities	7,006,939	7,105,872	(98,933)	-1.4%
Stockholders' equity	844,782	838,714	6,068	0.7%
Total liabilities and stockholders' equity	$7,851,721	$7,944,586	$(92,865)	-1.2%

Average interest-earning assets to average interest-bearing liabilities	114.39%	114.65%	-0.26%	-0.2%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	March 31, 2024	December 31, 2023
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.45%	4.43%	0.02%
Taxable investment securities	4.48%	4.44%	0.04%
Tax-exempt investment securities (1)	2.32%	2.25%	0.07%
Other interest-earning assets	7.91%	6.87%	1.04%
Total interest-earning assets	4.51%	4.47%	0.04%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	3.08%	2.91%	0.17%
Savings	0.46%	0.44%	0.02%
Certificates of deposit	3.11%	2.82%	0.29%
Total interest-bearing deposits	2.74%	2.53%	0.21%
Borrowings:
Federal Home Loan Bank advances	3.55%	3.82%	-0.27%
Other borrowings	5.22%	5.65%	-0.43%
Total borrowings	3.77%	3.97%	-0.20%
Total interest-bearing liabilities	3.00%	2.90%	0.10%

Interest rate spread (2)	1.51%	1.57%	-0.06%
Net interest margin (3)	1.89%	1.94%	-0.05%

Non-interest income to average assets (annualized)	0.21%	-0.81%	1.02%
Non-interest expense to average assets (annualized)	1.48%	1.50%	-0.02%

Efficiency ratio (4)	75.43%	150.13%	-74.70%

Return on average assets (annualized)	0.38%	-0.70%	1.08%
Return on average equity (annualized)	3.50%	-6.59%	10.09%
Return on average tangible equity (annualized) (5)	4.68%	-8.84%	13.52%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)	(Unaudited)
Assets
Cash and cash equivalents	$71,027	$73,860	$57,219	$70,515	$194,568
Securities available for sale	1,098,655	1,144,175	1,215,633	1,227,729	1,267,066
Securities held to maturity	139,643	141,959	143,730	146,465	149,764
Loans held-for-sale	4,117	14,030	3,934	9,591	5,401
Loans receivable	5,758,336	5,745,629	5,736,049	5,829,421	5,966,325
Less: allowance for credit losses on loans	(44,930)	(44,867)	(46,872)	(48,734)	(49,122)
Net loans receivable	5,713,406	5,700,762	5,689,177	5,780,687	5,917,203
Premises and equipment	45,053	45,928	46,868	48,309	49,589
Federal Home Loan Bank stock	81,347	83,372	81,509	71,734	76,319
Accrued interest receivable	31,065	30,258	29,766	28,133	28,794
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	2,057	2,189	2,323	2,457	2,590
Bank owned life insurance	296,493	256,064	294,491	292,825	291,220
Deferred income taxes, net	47,225	46,116	56,500	51,973	53,151
Other real estate owned	—	11,982	12,956	12,956	13,410
Other assets	100,989	136,242	129,865	110,546	89,366
Total assets	$7,841,972	$7,897,832	$7,974,866	$8,064,815	$8,349,336

Liabilities
Deposits:
Non-interest-bearing	$586,089	$584,130	$595,141	$609,999	$617,778
Interest-bearing	4,622,961	4,735,500	4,839,027	5,019,184	5,185,626
Total deposits	5,209,050	5,319,630	5,434,168	5,629,183	5,803,404
Borrowings	1,722,178	1,667,055	1,626,933	1,506,812	1,611,692
Advance payments by borrowers for taxes	17,387	16,742	16,907	18,338	18,706
Other liabilities	44,279	46,427	47,324	41,198	49,304
Total liabilities	6,992,894	7,049,854	7,125,332	7,195,531	7,483,106

Stockholders' Equity
Common stock	644	645	652	659	667
Paid-in capital	493,187	493,297	497,269	503,332	509,359
Retained earnings	440,308	439,755	460,464	457,611	452,605
Unearned ESOP shares	(21,402)	(21,889)	(22,375)	(22,862)	(23,348)
Accumulated other comprehensive loss	(63,659)	(63,830)	(86,476)	(69,456)	(73,053)
Total stockholders' equity	849,078	847,978	849,534	869,284	866,230
Total liabilities and stockholders' equity	$7,841,972	$7,897,832	$7,974,866	$8,064,815	$8,349,336

Consolidated capital ratios
Equity to assets	10.83%	10.74%	10.65%	10.78%	10.37%
Tangible equity to tangible assets (1)	8.34%	8.26%	8.20%	8.35%	8.02%

Share data
Outstanding shares	64,437	64,445	65,132	65,864	66,680
Book value per share	$13.18	$13.16	$13.04	$13.20	$12.99
Tangible book value per share (2)	$9.87	$9.85	$9.77	$9.96	$9.79
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,645,195	$2,651,274	$2,699,151	$2,761,775	$2,835,852
Nonresidential mortgage	965,539	947,287	946,801	968,574	1,002,643
Commercial business	147,326	144,134	149,229	146,861	162,038
Construction	229,457	221,933	230,703	226,609	215,524
Total commercial loans	3,987,517	3,964,628	4,025,884	4,103,819	4,216,057
One- to four-family residential mortgage	1,741,644	1,746,065	1,689,051	1,700,559	1,713,343
Consumer loans:
Home equity loans	42,731	43,517	42,896	43,549	44,376
Other consumer	3,198	2,728	2,644	2,549	2,592
Total consumer loans	45,929	46,245	45,540	46,098	46,968
Total loans, excluding yield adjustments	5,775,090	5,756,938	5,760,475	5,850,476	5,976,368
Unaccreted yield adjustments	(16,754)	(11,309)	(24,426)	(21,055)	(10,043)
Loans receivable, net of yield adjustments	5,758,336	5,745,629	5,736,049	5,829,421	5,966,325
Less: allowance for credit losses on loans	(44,930)	(44,867)	(46,872)	(48,734)	(49,122)
Net loans receivable	$5,713,406	$5,700,762	$5,689,177	$5,780,687	$5,917,203

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$—
Nonaccrual loans	39,546	28,089	37,912	42,627	44,026
Total nonperforming loans	39,546	28,089	37,912	42,627	44,026
Nonaccrual loans held-for-sale	—	9,700	—	—	—
Other real estate owned	—	11,982	12,956	12,956	13,410
Total nonperforming assets	$39,546	$49,771	$50,868	$55,583	$57,436

Nonperforming loans (% total loans)	0.69%	0.49%	0.66%	0.73%	0.74%
Nonperforming assets (% total assets)	0.50%	0.63%	0.64%	0.69%	0.69%

Classified loans	$115,772	$94,676	$98,616	$93,526	$103,461

Allowance for credit losses on loans (ACL):
ACL to total loans	0.78%	0.78%	0.81%	0.83%	0.82%
ACL to nonperforming loans	113.61%	159.73%	123.63%	114.33%	111.57%
Net charge-offs	$286	$4,110	$2,107	$82	$206
Average net charge-off rate (annualized)	0.02%	0.29%	0.15%	0.01%	0.01%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Funding composition:
Deposits:
Non-interest-bearing deposits	$586,089	$584,130	$595,141	$609,999	$617,778
Interest-bearing demand	2,349,032	2,347,262	2,236,573	2,252,912	2,285,799
Savings	630,456	646,182	689,163	748,721	811,483
Certificates of deposit (retail)	1,235,261	1,283,676	1,300,382	1,377,028	1,327,343
Certificates of deposit (brokered and listing service)	408,212	458,380	612,909	640,523	761,001
Interest-bearing deposits	4,622,961	4,735,500	4,839,027	5,019,184	5,185,626
Total deposits	5,209,050	5,319,630	5,434,168	5,629,183	5,803,404

Borrowings:
Federal Home Loan Bank advances	1,357,178	1,432,055	1,456,933	1,281,812	1,156,692
Other borrowings	365,000	235,000	170,000	225,000	455,000
Total borrowings	1,722,178	1,667,055	1,626,933	1,506,812	1,611,692

Total funding	$6,931,228	$6,986,685	$7,061,101	$7,135,995	$7,415,096

Loans as a % of deposits	109.8%	107.4%	104.8%	102.9%	102.1%
Deposits as a % of total funding	75.2%	76.1%	77.0%	78.9%	78.3%
Borrowings as a % of total funding	24.8%	23.9%	23.0%	21.1%	21.7%

Uninsured deposits:
Uninsured deposits (reported) (1)	$1,760,740	$1,813,122	$1,734,288	$1,771,416	$1,678,051
Uninsured deposits (adjusted) (2)	$718,026	$694,510	$683,265	$710,377	$705,727
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Interest income
Loans	$64,035	$63,384	$62,769	$62,044	$60,172
Taxable investment securities	15,490	16,756	16,265	15,736	15,459
Tax-exempt investment securities	85	84	87	91	99
Other interest-earning assets	2,475	2,401	2,047	1,821	1,441
Total interest income	82,085	82,625	81,168	79,692	77,171

Interest expense
Deposits	32,320	30,340	27,567	26,226	22,246
Borrowings	15,446	16,446	14,441	13,286	12,554
Total interest expense	47,766	46,786	42,008	39,512	34,800
Net interest income	34,319	35,839	39,160	40,180	42,371
Provision for (reversal of) credit losses	349	2,105	245	(306)	451
Net interest income after provision for (reversal of) credit losses	33,970	33,734	38,915	40,486	41,920

Non-interest income
Fees and service charges	657	624	748	699	910
Loss on sale and call of securities	—	(18,135)	—	—	—
Gain (loss) on sale of loans	(712)	104	215	199	(2,373)
Loss on sale of other real estate owned	—	(974)	—	(139)	—
Income from bank owned life insurance	3,039	1,162	1,666	1,605	1,581
Electronic banking fees and charges	464	396	367	399	457
Other income	755	811	1,014	903	1,071
Total non-interest income	4,203	(16,012)	4,010	3,666	1,646

Non-interest expense
Salaries and employee benefits	16,911	17,282	17,761	17,315	18,005
Net occupancy expense of premises	2,863	2,674	2,758	2,862	3,097
Equipment and systems	3,823	3,814	3,801	3,511	3,537
Advertising and marketing	387	301	228	231	413
Federal deposit insurance premium	1,429	1,495	1,524	1,455	1,546
Directors' compensation	360	393	393	345	340
Other expense	3,286	3,808	3,309	3,042	3,414
Total non-interest expense	29,059	29,767	29,774	28,761	30,352
Income (loss) before income taxes	9,114	(12,045)	13,151	15,391	13,214
Income taxes	1,717	1,782	3,309	3,378	2,902
Net income (loss)	$7,397	$(13,827)	$9,842	$12,013	$10,312

Net income (loss) per common share (EPS)
Basic	$0.12	$(0.22)	$0.16	$0.19	$0.16
Diluted	$0.12	$(0.22)	$0.16	$0.19	$0.16

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$6,844	$6,882	$6,989	$7,007	$7,196
Dividend payout ratio	92.5%	-49.8%	71.0%	58.3%	69.8%

Weighted average number of common shares outstanding
Basic	62,205	62,299	63,014	63,667	64,769
Diluted	62,211	62,367	63,061	63,667	64,783

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,752,477	$5,726,321	$5,788,074	$5,932,541	$5,986,669
Taxable investment securities	1,382,064	1,509,165	1,516,393	1,529,582	1,558,222
Tax-exempt investment securities	14,614	15,025	15,483	16,346	17,663
Other interest-earning assets	125,155	139,740	130,829	128,158	131,682
Total interest-earning assets	7,274,310	7,390,251	7,450,779	7,606,627	7,694,236
Non-interest-earning assets	577,411	554,335	568,723	556,962	575,009
Total assets	$7,851,721	$7,944,586	$8,019,502	$8,163,589	$8,269,245

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,378,831	$2,301,169	$2,245,831	$2,321,120	$2,363,762
Savings	635,226	664,926	719,508	774,854	858,673
Certificates of deposit	1,705,513	1,824,316	1,968,512	2,057,818	2,069,396
Total interest-bearing deposits	4,719,570	4,790,411	4,933,851	5,153,792	5,291,831
Borrowings:
Federal Home Loan Bank advances	1,428,801	1,513,497	1,386,473	1,374,316	1,402,269
Other borrowings	210,989	142,283	158,098	100,055	1,611
Total borrowings	1,639,790	1,655,780	1,544,571	1,474,371	1,403,880
Total interest-bearing liabilities	6,359,360	6,446,191	6,478,422	6,628,163	6,695,711
Non-interest-bearing liabilities:
Non-interest-bearing deposits	581,870	597,294	612,251	608,765	634,324
Other non-interest-bearing liabilities	65,709	62,387	66,701	64,970	60,327
Total non-interest-bearing liabilities	647,579	659,681	678,952	673,735	694,651
Total liabilities	7,006,939	7,105,872	7,157,374	7,301,898	7,390,362
Stockholders' equity	844,782	838,714	862,128	861,691	878,883
Total liabilities and stockholders' equity	$7,851,721	$7,944,586	$8,019,502	$8,163,589	$8,269,245

Average interest-earning assets to average interest-bearing liabilities	114.39%	114.65%	115.01%	114.76%	114.91%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.45%	4.43%	4.34%	4.18%	4.02%
Taxable investment securities	4.48%	4.44%	4.29%	4.12%	3.97%
Tax-exempt investment securities (1)	2.32%	2.25%	2.25%	2.23%	2.23%
Other interest-earning assets	7.91%	6.87%	6.26%	5.68%	4.38%
Total interest-earning assets	4.51%	4.47%	4.36%	4.19%	4.01%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	3.08%	2.91%	2.58%	2.38%	2.01%
Savings	0.46%	0.44%	0.47%	0.48%	0.41%
Certificates of deposit	3.11%	2.82%	2.49%	2.24%	1.84%
Total interest-bearing deposits	2.74%	2.53%	2.23%	2.04%	1.68%
Borrowings:
Federal Home Loan Bank advances	3.55%	3.82%	3.54%	3.51%	3.58%
Other borrowings	5.22%	5.65%	5.46%	4.89%	5.15%
Total borrowings	3.77%	3.97%	3.74%	3.60%	3.58%
Total interest-bearing liabilities	3.00%	2.90%	2.59%	2.38%	2.08%

Interest rate spread (2)	1.51%	1.57%	1.77%	1.81%	1.93%
Net interest margin (3)	1.89%	1.94%	2.10%	2.11%	2.20%

Non-interest income to average assets (annualized)	0.21%	-0.81%	0.20%	0.18%	0.08%
Non-interest expense to average assets (annualized)	1.48%	1.50%	1.49%	1.41%	1.47%

Efficiency ratio (4)	75.43%	150.13%	68.97%	65.60%	68.96%

Return on average assets (annualized)	0.38%	-0.70%	0.49%	0.59%	0.50%
Return on average equity (annualized)	3.50%	-6.59%	4.57%	5.58%	4.69%
Return on average tangible equity (annualized) (5)	4.68%	-8.84%	6.07%	7.41%	6.20%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.
Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Adjusted net income:
Net income (loss) (GAAP)	$7,397	$(13,827)	$9,842	$12,013	$10,312
Non-recurring transactions - net of tax:
Branch consolidation expenses	—	—	—	—	568
Net effect of sale and call of securities	—	12,876	—	—	—
Net effect of bank-owned life insurance restructure	—	6,286	—	—	—
Adjusted net income	$7,397	$5,335	$9,842	$12,013	$10,880

Calculation of pre-tax, pre-provision net revenue:
Net income (loss) (GAAP)	$7,397	$(13,827)	$9,842	$12,013	$10,312
Adjustments to net income (GAAP):
Provision for income taxes	1,717	1,782	3,309	3,378	2,902
Provision for (reversal of) credit losses	349	2,105	245	(306)	451
Pre-tax, pre-provision net revenue (non-GAAP)	$9,463	$(9,940)	$13,396	$15,085	$13,665

Adjusted earnings per share:
Weighted average common shares - basic	62,205	62,299	63,014	63,667	64,769
Weighted average common shares - diluted	62,211	62,367	63,061	63,667	64,783

Earnings per share - basic (GAAP)	$0.12	$(0.22)	$0.16	$0.19	$0.16
Earnings per share - diluted (GAAP)	$0.12	$(0.22)	$0.16	$0.19	$0.16

Adjusted earnings per share - basic (non-GAAP)	$0.12	$0.09	$0.16	$0.19	$0.17
Adjusted earnings per share - diluted (non-GAAP)	$0.12	$0.09	$0.16	$0.19	$0.17

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.15	$(0.16)	$0.21	$0.24	$0.21
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.15	$(0.16)	$0.21	$0.24	$0.21

Adjusted return on average assets:
Total average assets	$7,851,721	$7,944,586	$8,019,502	$8,163,589	$8,269,245

Return on average assets (GAAP)	0.38%	-0.70%	0.49%	0.59%	0.50%
Adjusted return on average assets (non-GAAP)	0.38%	0.27%	0.49%	0.59%	0.53%

Adjusted return on average equity:
Total average equity	$844,782	$838,714	$862,128	$861,691	$878,883

Return on average equity (GAAP)	3.50%	-6.59%	4.57%	5.58%	4.69%
Adjusted return on average equity (non-GAAP)	3.50%	2.54%	4.57%	5.58%	4.95%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Adjusted return on average tangible equity:
Total average equity	$844,782	$838,714	$862,128	$861,691	$878,883
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(2,138)	(2,277)	(2,411)	(2,544)	(2,683)
Total average tangible equity	$631,749	$625,542	$648,822	$648,252	$665,305

Return on average tangible equity (non-GAAP)	4.68%	-8.84%	6.07%	7.41%	6.20%
Adjusted return on average tangible equity (non-GAAP)	4.68%	3.41%	6.07%	7.41%	6.54%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$29,059	$29,767	$29,774	$28,761	$30,352
Non-recurring transactions:
Branch consolidation expenses	—	—	—	—	(800)
Non-interest expense (non-GAAP)	$29,059	$29,767	$29,774	$28,761	$29,552

Non-interest expense ratio (GAAP)	1.48%	1.50%	1.49%	1.41%	1.47%
Adjusted non-interest expense ratio (non-GAAP)	1.48%	1.50%	1.49%	1.41%	1.43%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$29,059	$29,767	$29,774	$28,761	$29,552

Net interest income (GAAP)	$34,319	$35,839	$39,160	$40,180	$42,371
Total non-interest income (GAAP)	4,203	(16,012)	4,010	3,666	1,646
Non-recurring transactions:
Net effect of sale and call of securities	—	18,135	—	—	—
Net effect of bank-owned life insurance restructure	—	573	—	—	—
Total revenue (non-GAAP)	$38,522	$38,535	$43,170	$43,846	$44,017

Efficiency ratio (GAAP)	75.43%	150.13%	68.97%	65.60%	68.96%
Adjusted efficiency ratio (non-GAAP)	75.43%	77.25%	68.97%	65.60%	67.14%